Notes Payable - Shareholder	9 Months Ended
Sep. 30, 2012
Related Party Transactions [Abstract]
Notes Payable - Shareholder
8. Notes Payable – Shareholder. This amount is due to our former Executive Vice President for advances made to the Company, bears interest at a weighted average rate of approximately 10% and is due on demand. The Company is in dispute with the shareholder as to the balance due but has recorded the full amount claimed by the shareholder.